                                                                     EXHIBIT 4.3

                                 AVANTGO, INC.

                  THIRD AMENDED AND RESTATED VOTING AGREEMENT
                  -------------------------------------------


     This Third Amended and Restated Voting Agreement (the "Agreement") is made
                                                            ---------
as of the 8th day of March, 2000, by and among AvantGo, Inc., a Delaware corporation (the "Company"), Felix Lin, Linus Upson and Rafael Weinstein (the
                  -------
"Founders"), and the holders of shares of Preferred Stock listed on Exhibit A
 --------                                                           ---------
(collectively, the "Investors" and individually, an "Investor").
                    ---------                        --------

                                   RECITALS
                                   --------

     A.  The Company and certain investors (the "Prior Investors") entered
                                                 ----------------
into that certain Second Amended and Restated Voting Agreement dated June 4, 1999 (the "Prior Agreement"), which agreement may be amended with the written
           ---------------
consent of the Company, the holders of a majority of the Company's Series A Preferred Stock, the holders of a majority of the Company's Series B Preferred Stock, holders of a majority of the Company's Series C Preferred Stock, and the holders of a majority of the shares held by the Founders (the "Founders'
                                                               ---------
Shares").
------

     B.  The Company and certain Investors (the "New Investors") have entered
                                                 -------------
into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of
                                                         ------------------
even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Prior Agreement as provided herein for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Prior Investors and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series D Preferred Stock pursuant to the Purchase Agreement, by amending and restating the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.  Board Representation.  During the term of this Agreement, to the extent
         --------------------
they are entitled under the Company's Fifth Amended and Restated Certificate of Incorporation (the "Restated Certificate") to vote on a particular matter, the
                    --------------------
Founders and the Investors agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Shares"), by written consent, or at any annual or special
                ------
meeting called for the purpose of electing directors, so as to cause the total number of authorized directors of the Company to be not more or less than nine
(9) and to elect members of the Board of Directors as more fully set forth below.

         (a) The Founders and the Investors agree to vote the Shares to elect two (2) designees of the Founders (the "Founder Directors"), which designees
                                        -----------------
shall be determined by the vote or written consent of a majority of the Founders' Shares, and which designees shall initially be Felix Lin and Linus Upson;

          (b) The Founders and the Investors agree to vote the Shares to elect the Chief Executive Officer of the Company as one (1) member of the Company's Board of Directors, who initially shall be Richard Owen;

          (c) The Founders and the Investors agree to vote the Shares to elect one (1) designee (the "Series A Director") of 21st Century Internet Fund, L.P.
                       -----------------
("21st Century"), which designee shall initially be Peter H. Ziebelman;
  ------------

          (d) The Founders and the Investors agree to vote the Shares to elect one (1) designee (the "Series B Director") of Adobe Ventures II, L.P. ("Adobe"),
                       -----------------                                -----
which designee shall initially be Christopher B. Hollenbeck;

          (e) The Founders and the Investors agree that (i) for so long as Sleepy Hollow Investment Partnership, L.P. ("Sleepy Hollow") owns not less than
                                             -------------
200,000 shares of the Company's Series C Preferred Stock, each shall vote the Shares to elect one (1) designee of Sleepy Hollow, which designee shall initially be Gregory Waldorf, and (ii) in the event Sleepy Hollow owns less than 200,000 shares of the Company's Series C Preferred Stock, each shall vote the Shares to elect (1) designee of the majority of the holders of the Series C Preferred Stock then outstanding (in either case, the "Series C Director"); and
                                                       -----------------

          (f) The Founders and the Investors agree to vote the Shares to elect three (3) designees of the majority of the directors (the "Outside Directors"),
                                                           -----------------
which Outside Directors shall initially be Robert Lesko, with the remaining vacancies to be filled as soon as reasonably practical.

          (g) This Agreement shall be limited to voting for the election of directors of the Company and shall not extend to voting upon questions and matters (other than the election of directors) upon which stockholders of the Company have a right to vote under the Restated Certificate or Bylaws of the Company or under the laws of the State of Delaware.

     2.   Legends.  Each certificate representing Founders' or Investor's Shares
          -------
shall be endorsed by the Company with a legend reading as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3.   Termination.
          -----------

          (a) This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Company's initial public offering on a firm underwriting basis of any of its securities, and (ii) ten (10) years from the date hereof. At any time after the termination of this Agreement, any holder of a stock certificate legended pursuant to Section 2 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a certificate without such legend.

          (b) Each of the rights and obligations of (i) 21st Century to appoint a director pursuant to Section 1(c) hereof; (ii) Adobe to appoint a director
                     ------------
pursuant to Section 1(d) hereof; and (iii) Sleepy Hollow or the holders of the
            ------------
outstanding Series C Preferred Stock to appoint a director pursuant to Section
                                                                       -------
1(e) hereof (each, a "Designator" and collectively, the "Designators") shall
----
terminate with respect to a Designator on the date upon which such Designator, its affiliates, partners, or limited partners no longer collectively owns, beneficially or of record, a number of shares of Company capital stock (or the Common Stock issuable upon conversion thereof) which shall represent in the aggregate not less than five percent (5%) of the outstanding equity securities of the Company, determined on an as-converted and fully-diluted basis (including for this purpose all shares of outstanding capital stock of the Company, all shares of capital stock issuable upon exercise of outstanding warrants and options to purchase capital stock of the Company, and all shares of capital stock reserved for issuance pursuant to the Company's 1997 Stock Option Plan).

     4.   Amendments; Waivers.  Any term hereof may be amended or waived with
          -------------------
the written consent of (i) the Company; (ii) the holders of at least a majority of the Series A Preferred Stock of the Company; (iii) the holders of at least a majority of the Series B Preferred Stock of the Company; (iv) the holders of at least a majority of the Series C Preferred Stock of the Company, each voting as separate classes; and (iv) the holders of a majority of the Founders' Shares (or their respective successors and assigns) provided, however, that Section 1 (g) hereof may not be amended. Any amendment or waiver effected in accordance with this Section 4 shall be binding upon the Company, the Investors and any holder of Founders' Shares, and each of their respective successors and assigns. Notwithstanding the foregoing, Section 1(e) of this Agreement may only be
                               ------------
amended with the consent of the Company and the holders of at least a majority Series C Preferred Stock of the Company, voting as a separate class.


     5.   Notices.  Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as
                                                 ---------
subsequently modified by written notice.

     6.   Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     7.   Governing Law.  This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     8.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     9.  Successors and Assigns.  The terms and conditions of this Agreement
         ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                            [Signature Page Follows]

     The parties have executed this Third Amended and Restated Voting Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By:  /s/Richard Owen
                                         ------------------------------------
                                              Richard Owen,
                                              Chief Executive Officer
                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    INVESTOR:

                                    Ford Motor Company
                                    -----------------------------------------
                                    (Name)

                                    By: /s/ Kathryn S. Lamping
                                        -------------------------------------

                                    Name: Kathryn S. Lamping
                                         ------------------------------------

                                    Title:  Assistant Secretary

                                    Address: 1 American Road
                                             --------------------------------

                                    Dearborn, MI  48126-2798
                                    -----------------------------------------
                                    Fax:  313-337-9591
                                          -----------------------------------


                                    INVESTOR:

                                    Imagine Health, Inc
                                    -----------------------------------------
                                    (Name)

                                    By: /s/ William J. Dawson
                                        -------------------------------------

                                    Name: William J. Dawson
                                          -----------------------------------

                                    Title: Vice President

                                    Address: c/o McKesson HBOC, Inc.
                                             --------------------------------

                                    One Post Street, San Francisco, CA  94104
                                    -----------------------------------------
                                    Fax:  415-983-8826
                                          -----------------------------------

         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTOR:

                                    American Express Travel Related Services
                                    ----------------------------------------
                                    Company, Inc.,
                                    ----------------------------------------
                                    (Name)

                                    By: /s/ Pierric Beckert
                                        ------------------------------------

                                    Name: Pierric Beckert
                                          ----------------------------------

                                    Title: SVP, Interactive Investments

                                    Address: 200 Vesey Street, 31st Floor
                                             -------------------------------

                                    New York, NY  10285-3116
                                    ----------------------------------------
                                    Fax:  212-619-8610
                                          ----------------------------------


                                    INVESTOR:

                                    Pinnacle Ventures
                                    ----------------------------------------
                                    (Name)

                                    By: /s/ Christopher J. Schaepe
                                        ------------------------------------

                                    Name: Christopher J. Schaepe
                                          ----------------------------------

                                    Title: Principal

                                    Address: 373 First Street
                                             -------------------------------

                                    Los Altos, CA  94022
                                    ----------------------------------------
                                    Fax: 650-856-2037
                                         -----------------------------------


                                    INVESTOR:

                                    Adobe Ventures II, L.P.
                                    ----------------------------------------
                                    (Name)

                                    By: /s/ Jackie Berterretche
                                        ------------------------------------

                                    Name: Jackie Berterretche
                                         -----------------------------------

                                    Title: Attorney-in-Fact

                                    Address: One Bush Street
                                             -------------------------------

                                    San Francisco, CA  94104
                                    ----------------------------------------
                                    Fax: 415-439-3621
                                         -----------------------------------


         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTOR:

                                    H&Q AvantGo Investors, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: H&Q Management Corp.
                                        ---------------------------------------

                                    Name: /s/ Jackie Berterretche
                                          -------------------------------------

                                    Title: Attorney-in-Fact

                                    Address: One Bush Street
                                             ----------------------------------

                                    San Francisco, CA  94104
                                    -------------------------------------------
                                    Fax: 415-439-3621
                                         --------------------------------------


                                    INVESTOR:

                                    Jeffrey T. Webber
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ Jeffrey T. Webber
                                        ---------------------------------------

                                    Name: Jeffrey T. Webber
                                          -------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    -------------------------------------------
                                    Fax:_______________________________________


                                    INVESTOR:

                                    Sleepy Hollow Investment Partnership, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: Fayez Sarofim Investment Partnership No.
                                        ----------------------------------------
                                    5, L.P.
                                    --------------------------------------------

                                    Name: /s/ Raye G. White
                                          -------------------------------------

                                    Title: Executive Vice President of the
                                    Managing General Partner, FSI No. 2
                                    Corporation

                                    Address: P.O. Box 52830
                                             ----------------------------------

                                    Houston, TX  77052-2830
                                    -------------------------------------------
                                    Fax: 713-654-4015
                                         --------------------------------------


         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTOR:

                                    Joseph F. Brilando
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ Joseph F. Brilando.
                                        ---------------------------------------

                                    Name: Joseph F. Brilando
                                          -------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero Road, Suite 2000
                                             ----------------------------------

                                    Palo Alto, CA 94303
                                    -------------------------------------------
                                    Fax: 650-424-8080
                                         --------------------------------------


                                    INVESTOR:

                                    C. Woodrow Rea Jr.
                                    -------------------------------------------
                                    (Name)

                                    By: /s/ C. Woodrow Rea Jr.
                                        ---------------------------------------

                                    Name: C. Woodrow Rea Jr.
                                          -------------------------------------

                                    Title:

                                    Address: 1717 Embarcadero, Suite 2000
                                             ----------------------------------
                                    Palo Alto, CA 94303
                                    -------------------------------------------
                                    Fax: 650-424-8080
                                         --------------------------------------


                                    INVESTOR:

                                    RBW Investments, LLC
                                    -------------------------------------------
                                    (Name)

                                    By: BW Management, LLC, its General Partner
                                        ---------------------------------------

                                    Name: /s/ Joseph F. Brilando
                                          -------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA 94303
                                    -------------------------------------------
                                    Fax: (650) 424-8080
                                         --------------------------------------

         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTOR:

                                    The Entrepreneurs' Growth Fund, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: BW Management II, LLC, its General
                                        ---------------------------------------
                                    Partner
                                    -------------------------------------------

                                    Name: /s/ C. Woodrow Rea Jr.
                                          -------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    -------------------------------------------
                                    Fax: 650-424-8080
                                         --------------------------------------


                                    INVESTOR:

                                    The Entrepreneurs' Fund II, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: BW Management II, LLC, its General
                                        ---------------------------------------
                                    Partner
                                    -------------------------------------------

                                    Name: /s/ C. Woodrow Rea Jr.
                                          -------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    -------------------------------------------
                                    Fax: 650-424-8080
                                         --------------------------------------


                                    INVESTOR:

                                    The Entrepreneurs' Fund, L.P.
                                    -------------------------------------------
                                    (Name)

                                    By: BW Management II, LLC, its General
                                        ---------------------------------------
                                    Partner
                                    -------------------------------------------

                                    Name: /s/ Joseph F. Brilando
                                          -------------------------------------

                                    Title: Managing Director

                                    Address: 1717 Embarcadero Road, Suite 2000,
                                             ----------------------------------
                                    Palo Alto, CA  94303
                                    -------------------------------------------
                                    Fax: 650-424-8080

                                         --------------------------------------

         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTOR:

                                    21st Century Internet Fund
                                    ------------------------------------------
                                    (Name)

                                    By: /s/ Peter Zeibelman
                                       ---------------------------------------

                                    Name: Peter Zeibelman
                                          ------------------------------------

                                    Title:

                                    Address:__________________________________

                                    __________________________________________
                                    Fax:______________________________________

         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By:  /s/ Richard Friedman
                                         --------------------

                                    Name: Richard Friedman
                                          ----------------

                                    Title: Vice President
                                          ---------------


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner



                                    By:  /s/ Richard Friedman
                                         --------------------

                                    Name: Richard Friedman
                                          ----------------

                                    Title: Vice President
                                          ---------------


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By:  Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner



                                    By:  /s/ Richard Friedman
                                         --------------------

                                    Name: Richard Friedman
                                          ----------------

                                    Title: Vice President
                                          ---------------


                                    GOLDMAN SACHS INVESTMENTS LIMITED



                                    By:  /s/ Jenny Truzzano
                                         ------------------

                                    Name: Jenny Truzzano
                                         ---------------

                                    Title: Vice President
                                          ---------------


         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT PRIOR
INVESTORS:

21ST CENTURY INTERNET FUND, L.P.                           ADOBE VENTURES II, L.P.
By: 21/st/ Century Internet Management
Partners, LLC                                              By: Adobe Venture Management II, LLC,
                                                           Its General Partner

/s/ Peter H. Zeibelman
----------------------------------------------             /s/ Jackie Berterretche
Peter H. Ziebelman, Member                                 -----------------------------------------
                                                           Jackie Berterretche, Attorney-in-Fact

                                                           -----------------------------------------
SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.                 H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5,
 L.P., it's General Partner

                                                           By:  H&Q Management Corp.,
By: /s/ Alice M. Youngblood                                Its General Partner
Alice M. Youngblood
Officer of General Partner's
Managing General Partner, FSI                              /s/ Jackie Berterretche
No. 2 Corporation                                          -----------------------------------------
                                                           Jackie Berterretche, Attorney-in-Fact



/s/ Felix Lin                                              /s/ Linus Upson
---------------------------------------------              -----------------------------------------
FELIX LIN                                                  LINUS UPSON



/s/ David Moore
---------------------------------------------
DAVID MOORE

FOUNDERS:



/s/ Felix Lin
---------------------------------------------
Felix Lin

Address:  2602 Dolores Street
          San Mateo, CA 94403



/s/ Linus Upson
---------------
Linus Upson

Address:  P.O. Box 620603
          Woodside, CA 94062



/s/ Rafael Weinstein
--------------------
Rafael Weinstein

Address:  315 Duncan Street, Apt 6
          San Francisco, CA 94131

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

The Goldman Sachs Group, Inc.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Stone Street Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Bridge Street Special Opportunities
Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Goldman Sachs Investments Limited
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Yahoo!, Inc.
3420 Central Expressway
Santa Clara, CA 95051
Fax: (408) 328-7939
Fax: (408) 731-3400

Pinnacle Ventures
3721 Ortega Court
Palo Alto, CA 94306
Fax: 415.989.5108

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34/th/ Floor
San Francisco, California 94104
Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

American Express Travel Related
Services Company, Inc.
World Financial Center
New York, NY 10285-3116
Fax: (212) 619-8610

The Entrepreneurs Growth Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund I, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund II, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Jeff Webber
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

C. Woodrow Rea
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Joe Brilando
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Sleepy Hollow Investment Partnership,
L.P.
Two Houston Center
Suite 2907
Houston, TX 77010
Fax:

Microsoft Corporation
One Microsoft Way
Redmond, WA 98052
Attn: Chief Financial Officer
CC: General Counsel, Finance and
Administration
Fax:

3Com Ventures, Inc.
C/O 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052
Attn: Vice President,
Business Development
Fax: (408) 326-7207
cc: General Counsel
Fax: (408) 326-6434

21st Century Internet Fund, L.P.
2 South Park, 2nd Floor
San Francisco, CA 94107
Fax: (415) 512-2650


Adobe Ventures II, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA  94104
Fax: (415) 439-3621

H&Q AvantGo Investors, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Hambrecht & Quist Employee
Venture Fund, L.P. II
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Tacit Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Stealth Fund, L.P.
100 Hamilton Avenue, Suite 160
Suite 2000
Palo Alto, CA 94301
Fax:

Entrepreneurs Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

Cornerstone Properties LLP
Bayshore Corporate Center
1720 South Amphlett Blvd.
Suite 110
San Mateo, CA 94402
Fax: (650) 574-0610

Angel Investors, L.P.
c/o Wilson, Sonsini, et al.,
650 Page Mill Road
Palo Alto, CA 94304
Fax:

TWB Investment Partnership
c/o Perkins Coie LLP
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101-3099
Fax: (206) 583-8500

Evans Partners LLC
716 Laurel Street
San Carlos, CA 94070
Fax: (831) 423-2301

Charlotte Ziems
1052 Edgewood Road
Redwood City, CA 94062
Fax: (650) 599-9311

David Pesikoff
2206 Quenby Street
Houston, TX 77005
Fax:

Felix Lin
2602 Dolores Street
San Mateo, CA 94403
Fax:

Linus Upson
P.O. Box 620603
Woodside, CA 94062
Fax:

David Moore
23 Baker Street
San Francisco, CA  94117
Fax:

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18th Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York  Ave #600 N.W.
Washington, D.C. 20005